UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2026

Lake Shore Bancorp, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-42754	39-3058424
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 East Fourth Street
Dunkirk, New York		14048
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 716 3664070

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LSBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 20, 2026, Lake Shore Bancorp, Inc. (the "Company") held its Annual Meeting of Shareholders, at which time shareholders were asked to consider four proposals, as follows:

1. To elect three (3) Class Three directors to the Board of Directors of the Company for a three-year term expiring in 2029;

2. To approve, on an advisory basis, a non-binding resolution regarding the compensation of our named executive officers;

3. To choose the frequency of the advisory vote on the non-binding resolution to approve compensation of our named executive officers; and

4. To ratify the appointment of Yount, Hyde & Barbour, P.C. as the Company's independent registered public accounting firm for the year ending December 31, 2026.

The shareholders elected the directors to the terms stated above, approved the non-binding resolution regarding the compensation of our named executive officers, chose a one year frequency for the advisory vote on the non-binding resolution to approve compensation of our named executive officers, and ratified the appointment of Yount, Hyde & Barbour, P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.

The vote tabulation was as follows:

1. To elect three (3) Class Three directors to the Board of Directors of the Company for a three-year term expiring in 2029.

	Votes For	Votes Withheld	Broker Non-Votes
Michelle M. DeBergalis (2029)	4,345,346	468,365	1,119,394
Jack L. Mehltretter (2029)	4,390,548	423,163	1,119,394
Dennis S. Pollack (2029)	4,690,640	123,071	1,119,394

2. To approve, on an advisory basis, a non-binding resolution regarding the compensation of our named executive officers.

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Number of votes	3,988,849	486,649	338,213	1,119,394

3. To choose the frequency of the advisory vote on the non-binding resolution to approve compensation of our named executive officers.

	1 Year	2 Years	3 Years	Votes Abstained	Broker Non-Votes
Number of votes	4,464,166	85,825	173,803	89,917	1,119,394

4. To ratify the appointment of Yount, Hyde & Barbour, P.C. as the Company's independent registered public accounting firm for the year ending December 31, 2026.

	Votes For	Votes Against	Votes Abstained
Number of votes	5,895,190	26,814	11,101

Consistent with the Board of Directors’ recommendation in the proxy statement for the Annual Meeting, and in light of the shareholder vote on the frequency of the shareholder vote on executive compensation, the Company has determined to include in its proxy materials the shareholder advisory vote on the compensation of its named executive officers annually until the next required vote on the frequency of shareholder votes on executive compensation.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lake Shore Bancorp, Inc.

Date:	May 20, 2026	By:	/s/ Taylor M. Gilden
Taylor M. Gilden, Chief Financial Officer and Treasurer